EXHIBIT 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PepsiCo, Inc. (the “Corporation”) on Form 10-K for the fiscal year ended December 27, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Indra K. Nooyi, Chairman of the Board of Directors and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: February 19, 2009	/s/ Indra K. Nooyi
Indra K. Nooyi
Chairman of the Board of Directors
and Chief Executive Officer

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PepsiCo, Inc. (the “Corporation”) on Form 10-K for the fiscal year ended December 27, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Goodman, Chief Financial Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: February 19, 2009	/s/ Richard Goodman
Richard Goodman
Chief Financial Officer